EXHIBIT

      STATEMENT REQUIRED BY 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-QSB of Donobi, Inc. (FKA H-Net.Net, Inc.) (the "Company") for the three and six months ended July 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, William Wright III, Chief Executive Officer, and Judy A. Henry, Chief Financial Officer of the Company, certify that:

* the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

* information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company on the dates and for the periods presented.


/s/  William  Wright  III
-------------------------
William  Wright  III
President  and  Chief  Executive  Officer

September  14,  2004



/s/  Judy  A.  Henry
--------------------
Judy  A.  Henry
Chief  Financial  Officer

September  14,  2004


This certification accompanies this Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of
Section  18  of  the  Securities  Exchange  Act  of  1934,  as  amended.